Inventory	12 Months Ended
Dec. 31, 2025
Disclosure of inventories [Abstract]
Inventory	Inventory
The bunker inventory mainly relates to the bunker fuel stored on board of the vessels. As of December 31, 2025, lube oils are classified within Inventory, aligning the presentation within the group, having previously been presented under deferred charges. The carrying amount of the bunker inventory on board of the vessels amounted to $55.7 million (2024: $17.3 million), and the carrying amount of the lube oils amounted to $17.5 million as of December 31, 2025 (2024: $7.7 million). As the amount of the lube oils as of December 31, 2024 is not material, comparative figures have not been restated.

The increase in bunker inventory is primarily driven by the acquisition of the Golden Ocean fleet in March, 2025.

Bunker expenses and consumed lubricants are recognized in profit or loss upon consumption. Bunker expenses are presented within voyage expenses (see Note 5), while lubricants are included within vessel operating expenses.
The other inventory as of December 31, 2025 amounts to $4.0 million (2024: $9.1 million) and relates to trucks purchased to be converted into hydrotrucks for resale and spare parts used for the conversion of regular engines to hydrogen powered engines.